                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1933

                                 MARCH 12, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                   PCTEL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                  000-27115                77-0364943
(STATE OR OTHER JURISDICTION OF     (COMMISSION            (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)       FILE NUMBER)       IDENTIFICATION NUMBER)

                              8725 W. HIGGINS ROAD
                             CHICAGO, ILLINOIS 60631
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (773) 243-3000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On March 12, 2003, PCTEL, Inc., a Delaware corporation ("PCTEL"), completed its acquisition of certain assets of Dynamic Telecommunications, Inc., a Maryland corporation ("DTI"). DTI is a supplier of software-defined radio technology deployed in high-speed wireless scanning receivers, multi-protocol collection and analysis systems, interference measurement systems and radio frequency command and control software solutions. In connection with the acquisition, PCTEL, DTI, PCTEL Maryland, Inc., a wholly-owned subsidiary of PCTEL, and DTI Holdings, Inc., the sole shareholder of DTI, entered into an Asset Purchase Agreement dated as of March 12, 2003 (the "Purchase Agreement") under which PCTEL Maryland acquired specified assets of DTI, including intellectual property, receivables, property and equipment and other tangible and intangible assets used in DTI's business. PCTEL intends to use the acquired assets to continue to operate and grow the business of DTI and to expand its presence in the wireless access markets.

In exchange for the acquired assets, PCTEL paid DTI $10 million in cash out of its working capital, of which $8 million was paid to DTI upon the closing of the transaction and $2 million will be held in escrow for a limited period of time to secure certain obligations of DTI. In addition, DTI may be entitled to earn-out payments if PCTEL Maryland meets specified financial targets in fiscal years 2003 and 2004. Fifty percent of each earn-out payment shall be paid to DTI in cash, and the remaining fifty percent shall be payable, at PCTEL's option, either in cash or by issuing shares of PCTEL common stock. Any shares of common stock issued in connection with the earn-out payments shall be "restricted securities" within the meaning of the Securities Act of 1933, as amended. PCTEL has granted S-3 registration rights with respect to any such shares to DTI in connection with the acquisition.

A copy of the Purchase Agreement is filed as Exhibit 2.1 and is incorporated by reference into this current report. The description of the Purchase Agreement set forth above is only a summary of some of the principal terms.

A copy of the press release announcing the closing of the acquisition is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

   Exhibit No.    Description

      2.1         Asset Purchase Agreement dated March 12, 2003, by and among
                  PCTEL, Inc., PCTEL Maryland, Inc., DTI Holdings, Inc. and
                  Dynamic Telecommunications, Inc.

      99.1 Press release, dated March 12, 2003, announcing the completion of PCTEL's acquisition of the assets of DTI.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March ___, 2003

                                     PCTEL, INC.


                                     By: /s/ John W. Schoen
                                         ---------------------------------------
                                         John W. Schoen, Chief Financial Officer

   Exhibit
   Number         Description

    2.1           Asset Purchase Agreement dated March 12, 2003, by and among
                  PCTEL, Inc., PCTEL Maryland, Inc., DTI Holdings, Inc. and
                  Dynamic Telecommunications, Inc.

    99.1 Press release, dated March 12, 2003, announcing the completion of PCTEL's acquisition of the assets of Dynamic
                  Telecommunications, Inc.